Exhibit 99.2

+ Strategic Acquisition Expanding Our Presence in Central Pennsylvania April 23, 2025 EXHIBIT 99.2 Filed by Citizens & Northern Corporation Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Susquehanna Community Financial, Inc. Commission File No.: 000-16084

Forward Looking Statements: This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Citizens & Northern Corporation (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “will”, “likely”, “possibly”, “expect”, “anticipate”, “intend”, “pro forma”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different. Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements. In addition to factors previously disclosed in the reports filed by C&N with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements: that the execution of the transaction may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved; that the banking agency approvals we require for the transaction will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; integration efforts between the Corporation and Susquehanna may divert the attention of the management teams of the Corporation and Susquehanna and cause a loss in the momentum of their ongoing businesses; success of the Corporation in Susquehanna’s geographic market area will require the Corporation to attract and retain key personnel in the market and to differentiate the Corporation from its competitors in the market. All forward-looking statements and information made herein are based on management’s current beliefs and assumptions as of April 23, 2025 and speak only as of that date. The Corporation does not undertake to update forward-looking statements. For a complete discussion of the assumptions, risks and uncertainties related to our business generally, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with SEC. Non-GAAP Financial Measures: In this presentation, we may use certain non-GAAP (U.S generally accepted accounting principles) financials measures. Reconciliations of the differences between each non-GAAP financial measure with the most comparable financial measure calculated and presented in accordance with U.S GAAP are included on the slides entitled “CZNC Non-GAAP Reconciliations” and “SQCF Non-GAAP Reconciliations” at the end of this presentation. Additional Information about the Proposed Transaction C&N intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which will include a prospectus for the offer and sale of C&N common stock as well as the proxy statement of SQCF for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SQCF ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by C&N with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Citizens & Northern Corporation, 90-92 Main Street Wellsboro, Pennsylvania 16901, attention: Glenn James (215) 680-0552, or Susquehanna Community Financial, Inc., 940 High Street, West Milton, Pennsylvania 17886, attention: Karla Landis, Corporate Secretary, (570)-568-2622. SQCF, C&N and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of SQCF in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning C&N’s directors and executive officers, including their ownership of C&N common stock, is set forth in its proxy statement previously filed with the SEC on March 14, 2025. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from C&N or SQCF using the sources indicated above. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 2 Disclaimer

3 Transaction Highlights • Significantly enhances a premier Pennsylvania community bank with $3.2B in pro forma total assets • Key extension of legacy C&N markets provides scale in Central Pennsylvania • Financially compelling with ~17% EPS accretion and single-digit tangible book value dilution • Well capitalized with a pro forma Leverage Ratio of ~9% and Total Capital Ratio of ~13% • Low execution risk driven by C&N’s integration track record, expertise, and contiguous geography • Combined balance sheet has a proven history of sound credit quality • Shared operational philosophy driven by commitment to clients, community, employees and shareholders • Highly complementary branch network with limited customer overlap • Delivers benefits to all stakeholders of the combined entity

4 Transaction Overview Deal Structure  100% stock consideration  Fixed exchange ratio of 0.80 shares of CZNC stock for each SQCF share  Implied deal price per share of $15.58 or aggregate transaction value of $44 million¹ Valuation Multiples  Price / TBVPS: 126%  Price / 2026E EPS: 13.5x  Price / 2026E EPS + Cost Savings²: 6.3x  Market Premium: 34.5% Timing and Approval  Subject to SQCF shareholder and required regulatory approvals, and customary closing conditions  Targeted closing in Q4 2025 Leadership and Board of Directors  Chris Trate, Chairman of the Board of SQCF, will be invited to join the Board of Directors of C&N  Dave Runk, Chief Executive Officer of SQCF, will be appointed to the Executive Leadership Team as an Executive Vice President and Strategic Advisor  Jeff Hollenbach, President and Chief Operating Officer of SQCF, will be appointed an Executive Vice President and a Region President Pro Forma Ownership  ~87% CZNC / ~13% SQCF 1) Pricing data based on CZNC’s closing price of $19.48 as of April 22, 2025 2) Reflects fully phased-in after tax cost savings on SQCF projected noninterest expense base

Overview of Susquehanna Community Financial, Inc.

Franchise Overview

- **SQCF is headquartered in West Milton, PA, and is the holding company for Susquehanna Community Bank, founded in 1920**
  - *7 community offices throughout Central Pennsylvania in the Lewisburg, Williamsport, Selinsgrove, and Sunbury markets*
  - *SQCF is a leading community bank in the Lewisburg MSA, ranked 2nd by deposit market share*
  - *Changed name in 2018 from West Milton State Bank to celebrate expansion along the Susquehanna River*
  - *Dedicated and experienced management team with deeply-rooted community relationships*

Geographic Footprint



SQCF (7)
PA
Pittsburgh
Harrisburg
Scranton
Allentown
Williamsport
Milton
Lewisburg
Northumberland / Sunbury
Mifflinburg
Selinsgrove

Significant Market Share in the Lewisburg MSA

Overall Rank	Institution	Total Branches (#)	Deposits In Market ($000s)	Market Share (%)
1	Mifflinburg Bancorp Inc.	3	357,816	32.86
2	**Susquehanna Community Finl Inc**	**3**	**335,569**	**30.82**
3	M&T Bank Corp.	3	122,493	11.25
4	F.N.B. Corp.	2	94,771	8.70
5	Fulton Financial Corp.	1	78,891	7.25
6	First Commonwealth Financial Corp.	1	65,750	6.04
7	Northwest Bancshares Inc.	1	29,498	2.71
8	Woodforest Financial Group Inc.	1	4,103	0.38
Market Total		**17**	**1,088,891**	

Q1 2025 Financial Highlights

Balance Sheet ($M)		MRQ Profitability (%)	
Assets	$598,404	ROAA	0.53%
Gross Loans HFI	401,650	ROATCE[1]	9.1%
Deposits	511,887	Net Interest Margin[1]	2.83%
Loans HFI / Deposits (%)	78.5%	Efficiency Ratio[1]	78.4%
Capital Ratios (%)		**Credit Quality (%)**	
TCE / TA[1]	5.86%	Reserves / Gross Loans	0.85%
Leverage Ratio	8.61%	NCOs / Average Loans	0.04%
Total RBC Ratio	11.28%	NPLs / Loans	0.29%

1) See Appendix for certain calculations related to GAAP to Non-GAAP reconciliations

Note: FDIC deposit data as of June 30, 2024; Deposit market share shown pro forma for pending acquisitions

Source: S&P Capital IQ Pro, FDIC, Company documents

5

Pro Forma Company Snapshot

Top 10 Pro Forma Deposit Market Share

Pennsylania Community Banks[1]

Overall Rank	Institution	Total Branches (#)	Deposits In Market ($M)	Market Share (%)
1	S&T Bancorp Inc.	70	7,447	7.24
2	Univest Financial Corp.	48	6,527	6.35
3	CNB Financial Corp.	51	4,759	4.63
4	Mid Penn Bancorp Inc.	55	4,669	4.54
5	Peoples Financial Services Corp.	36	4,391	4.27
6	Orrstown Financial Services Inc.	42	3,854	3.75
7	Firstrust Savings Bank	16	3,663	3.56
8	**Citizens & Northern Corp.**	**34**	**2,483**	**2.42**
9	Penn Community Mutual Holdings Inc.	22	2,246	2.18
10	NexTier Inc.	30	2,241	2.18
Market Total		**1,304**	**102,819**	

Pro Forma Financial Highlights[2]

$3.2B	Total Assets	$2.6B	Total Deposits
$2.3B	Gross Loans	$247M	Tangible Common Equity
7.8%	TCE / TA	11.5%	Tier 1 Ratio
8.9%	Leverage Ratio	13.5%	Total RBC Ratio

Pro Forma Geographic Footprint


CZNC (28)
CZNC LPO (1)
SQCF (7)
Hornell
Elmira
Knoxville
Tioga
Athens
Coudersport
Wellsboro
Troy
Towanda
Liberty
Dushore
LaPorte
Emporium
Williamsport
C&N
HQ
Lewisburg
Northumberland
HQ
Mifflinburg
Doylestown
Chesterbrook
Newtown
York
Lancaster

1) Defined as Pennsylvania headquartered banks with total assets <$10B; FDIC deposit data as of June 30, 2024; Deposit market share shown pro forma for pending acquisitions
2) Pro forma financial highlights reflect projected information at an assumed transaction closing date in the fourth quarter of 2025

Source: S&P Capital IQ Pro, FDIC

6

7 Diversified Loan Portfolio and Deposit Funding Base 1-4 Family 28.6% Multifamily 9.7% C&D 7.0% Consumer1 C&I 5.4% .3% OO CRE 17.6% Non-OO CRE 16.8% Farm 11.7% Other 2.1% 1-4 Family 31.9% Multifamily 5.4% C&D C&I 6.8% Consumer0.9% 8.8% OO CRE 14.6% Non-OO CRE 25.1% Farm 0.5% Other 6.0% Noninterest-Bearing 19.9% Interest-Bearing Non-Time 56.5% Retail Time 15.9% Jumbo Time 7.7% Noninterest-Bearing 6.7% Interest-Bearing Non-Time 69.4% Retail Time 19.2% Jumbo Time 4.6% Noninterest-Bearing 23.1% Interest-Bearing Non-Time 53.4% Retail Time 15.1% Jumbo Time 8.4% 1-4 Family 31.3% Multifamily 6.2% C&D 6.8% Consumer1 C&I 8.2% .0% OO CRE 15.1% Non-OO CRE 23.7% Other 5.3% Loan Composition 1Q’25 Yield: 6.03% 1Q’25 Cost: 1.86% $512M Total $2.1B Total $2.6B Total 39.7% Deposit Composition 1Q’25 Cost: 2.00% 1Q’25 Cost: 1.89% 1Q’25 Yield: 6.01% 1Q’25 Yield: 6.03% $402M Total $1.9B Total $2.3B Total Pro Forma¹ 1) Compositions shown exclusive of purchase accounting adjustments; Pro forma CRE / Total RBC shown inclusive of purchase accounting adjustments Note: Loan and deposit compositions reflect financials as of March 31, 2025 Source: Company documents 34.4% 38.8% CRE / Total RBC: 245% CRE / Total RBC: 247% CRE / Total RBC: ~276%¹

8 Thorough Due Diligence Process Business Overview & Strategy Accounting & Tax Lending & Credit Quality Legal, Regulatory, & Audit Balance Sheet Management Risk Management & Compliance Securities Portfolio & Interest Rate Risk IT, Systems, Data Processing, & Cyber Security Vendor Management & Key Contracts Deposits & Funding HR, Benefit Plans, Agreements, & Key Talent Cultural Alignment & Leadership Due Diligence Focus Areas Diligence Highlights Comprehensive review of market position, business model and growth prospects Solid financial performance, built on strong leadership and risk management Aligned credit cultures and customer centric approaches Comprehensive Loan Review  Key lending personnel devoted hundreds of hours to reviewing a significant portion of the SQCF lending portfolio  Review focused on loan terms, structure, and borrowers’ continued ability to service their debt  Additional focus on underwriting standards and firmwide credit culture  All large relationships, Pass Watch, Special Mention, and Substandard loans were reviewed, along with other select loan categories

Pro Forma Financial Impact

Earnings Impact	**~17%** 2026E EPS Accretion	**~17%** 2027E EPS Accretion		
	~1.2% 2026E ROAA	**~16%** 2026E ROATCE	**~61%** 2026E Efficiency	
TBV Impact	**~(7.9)%** Dilution at Close	**~2.75 years** Earnback[1]		
Pro Forma Capital	**~7.8%** TCE/TA	**~11.5%** Tier 1 Ratio	**~13.5%** TRBC Ratio	**~8.9%** Leverage Ratio

1) Tangible book value earnback calculated using the crossover method

9

$1.7 $2.2 $2.3 $2.5 $2.5 $2.6 $3.2¹ $0.4 $0.6 $0.6 2019 2020 2021 2022 2023 2024 2025Q1 Disciplined Acquiror and Experienced Integrator 1) Pro forma for the acquisition of SQCF Source: S&P Capital IQ Pro, Company documents Historical Asset Growth ($B) Evolution of Geographic Footprint Williamsport Lewisburg Northumberland Mifflinburg Hornell Emporium Coudersport Elmira Knoxville Wellsboro Tioga Athens Towanda Dushore LaPorte Liberty Troy CZNC (25) SQCF (7) Covenant (1) Monument (2) Doylestown Chesterbrook Newtown York Lancaster 10 CZNC LPO (1)

Appendix 11

12 Key Transaction Assumptions One-Time Costs  $6.6 million pre-tax one-time merger expenses, 100% realized at/prior to close Targeted Cost Savings  Cost savings estimated at 30% of SQCF’s projected noninterest expense  Phased-in 75% in 2025 and 100% thereafter Other Assumptions  Core deposit intangible of 3.0% of SQCF’s core deposits, amortized sum-of-the-years digits over 10 years  Fixed asset write-up of $2.3M, amortized straight-line over 20.0 years Loan Credit Mark Estimate  Gross Credit Mark: ~$6.2 million pre-tax (equal to ~1.5% of projected loans at closing)  Non-PCD: ~$3.2 million pre-tax, accreted into earnings straight-line over 4.8 years  PCD: ~$3.0 million pre-tax Interest Rate Marks  $21.8 million write-down of AOCI related to AFS securities, accreted straight line over 7.4 years  $14.6 million write-down of SQCF’s gross loans, or 3.6%, accreted straight-line over 4.8 years  $0.2 million write-down of time deposits, accreted straight-line over 0.3 years Standalone Earnings  Consensus earnings estimates for C&N  SQCF FY 2025 earnings of $3.1 million, grown 5% annually thereafter

Citizens & Northern Q1 Snapshot

CZNC Q1 2025 Profitability

3.38%
Net Interest Margin

0.98%
Return on Avg. Assets

11.3%
Return on Avg. Tangible Equity

Historical Balance Sheet Growth

9.9%
5-Year Asset CAGR

10.2%
5-Year Loan CAGR

11.0%
5-Year Deposit CAGR

	For Fiscal Periods Ended				
	2024Q1	2024Q2	2024Q3	2024Q4	2025Q1
Balance Sheet ($M)					
Total Assets	$2,522	$2,593	$2,671	$2,611	$2,609
Gross Loans HFI	1,872	1,893	1,893	1,896	1,898
Deposits	1,996	2,059	2,136	2,094	2,102
Gross Loans HFI / Deposits	93.8%	91.9%	88.6%	90.5%	90.3%
Tangible Common Equity	207	208	223	221	227
Capital Ratios					
TCE / TA[1]	8.38%	8.21%	8.51%	8.63%	8.90%
Tier 1 Leverage	9.88%	9.85%	9.71%	9.80%	10.18%
Total Capital	15.54%	15.49%	15.72%	15.95%	16.00%
CRE Concentration	261%	257%	251%	246%	245%
Asset Quality					
NPLs / Loans	0.97%	0.98%	1.24%	1.21%	1.27%
NPAs / Assets	0.74%	0.72%	0.88%	0.88%	0.93%
Reserves / Loans	1.07%	1.08%	1.08%	1.06%	1.06%
NCOs / Average Loans	0.03%	0.04%	0.26%	0.00%	0.02%
Earnings & Profitability ($M)					
Net Income	$5.3	$6.1	$6.4	$8.2	$6.3
ROAA	0.84%	0.96%	0.97%	1.24%	0.98%
ROATCE[1]	10.3%	12.0%	11.9%	14.8%	11.3%
Net Interest Margin[1]	3.29%	3.31%	3.29%	3.30%	3.38%
Efficiency Ratio[1]	70.6%	70.0%	66.4%	65.3%	70.0%

1) See Appendix for certain calculations related to GAAP to Non-GAAP reconciliations
Source: S&P Capital IQ Pro, Company documents

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CZNC Non-GAAP Reconciliations

	2024Q1	2024Q2	2024Q3	2024Q4	2025Q1
Tangible Common Equity/Assets					
Total Assets - U.S. GAAP	$2,521,537	$2,593,122	$2,670,822	$2,610,653	$2,609,228
Less: Intangible Assets, Primarily Goodwill	(54,877)	(54,779)	(54,682)	(54,585)	(54,479)
Tangible Assets	$2,466,660	$2,538,343	$2,616,140	$2,556,068	$2,554,749
Total Stockholders' Equity - U.S. GAAP	$261,656	$263,221	$277,305	$275,284	$281,831
Less: Intangible Assets, Primarily Goodwill	(54,877)	(54,779)	(54,682)	(54,585)	(54,479)
Tangible Common Equity	$206,779	$208,442	$222,623	$220,699	$227,352
Tangible Common Equity/Tangible Assets	**8.38%**	**8.21%**	**8.51%**	**8.63%**	**8.90%**
Return on Average Tangible Common Equity					
Average Equity	$261,146	$258,420	$268,387	$275,450	$278,143
Less: Average Intangible Assets	(54,925)	(54,827)	(54,730)	(54,632)	(54,530)
Average Tangible Equity	$206,221	$203,593	$213,657	$220,818	$223,613
Net Income	$5,306	$6,113	$6,365	$8,174	$6,293
Return on Average Tangible Common Equity	**10.3%**	**12.0%**	**11.9%**	**14.8%**	**11.3%**
Net Interest Margin and Efficiency Ratio					
Net Interest Income - U.S. GAAP	$19,041	$19,445	$20,156	$20,473	$19,975
Add: Fully Taxable Equivalent Adjustments:					
Tax-Exempt Securities	69	67	66	69	75
Tax-Exempt Loans	126	135	139	148	136
Net Interest Income - Fully Taxable-Equivalent Basis	$19,236	$19,647	$20,361	$20,690	$20,186
Average Total Earning Assets	$2,354,603	$2,385,593	$2,461,191	$2,491,384	$2,419,806
Net Interest Margin	**3.29%**	**3.31%**	**3.29%**	**3.30%**	**3.38%**
Net Interest Income - Fully Taxable-Equivalent Basis	$19,236	$19,647	$20,361	$20,690	$20,186
Noninterest Income	6,675	7,854	7,133	7,547	7,008
Total (1)	25,911	27,501	27,494	28,237	27,194
Noninterest Expense (2)	18,304	19,255	18,269	18,430	19,043
Efficiency Ratio = (2)/(1)	**70.6%**	**70.0%**	**66.4%**	**65.3%**	**70.0%**

Source: Company documents

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15 SQCF Non-GAAP Reconciliations Source: Company documents 2025Q1 Tangible Common Equity/Assets Total Assets - U.S. GAAP $598,404 Less: Intangible Assets 0 Tangible Assets $598,404 Total Stockholders' Equity - U.S. GAAP $35,075 Less: Intangible Assets 0 Tangible Common Equity $35,075 Tangible Common Equity/Tangible Assets 5.86% Return on Average Tangible Common Equity Average Equity $34,972 Less: Average Intangible Assets 0 Average Tangible Equity $34,972 Net Income $797 Return on Average Tangible Common Equity 9.1% Net Interest Margin and Efficiency Ratio Net Interest Income - U.S. GAAP $3,952 Add: Fully Taxable Equivalent Adjustments: Tax-Exempt Securities 97 Tax-Exempt Loans 8 Net Interest Income - Fully Taxable- Equivalent Basis $4,057 Average Total Earning Assets $581,664 Net Interest Margin 2.83% Net Interest Income - Fully Taxable- Equivalent Basis $4,057 Noninterest Income 720 Total (1) 4,777 Noninterest Expense (2) 3,745 Efficiency Ratio = (2)/(1) 78.4%